Exhibit 10.16.2

SECOND AMENDMENT TO THE NCR SUPPLEMENTAL PENSION

PLAN FOR AT&T TRANSFERS

AMENDMENT TO THE NCR SUPPLEMENTAL PENSION PLAN FOR AT&T TRANSFERS (the “Plan”) as restated and in effect January 1, 1997 by NCR Corporation (“NCR”).

WHEREAS, the Plan was amended and restated effective January 1, 1997 and amended by a First Amendment effective January 1, 2006; and

NOW, THEREFORE, NCR does hereby amend the Plan, effective December 31, 2006, as follows:

1.	Section 3.1 Calculation of Benefit is amended by the addition of the following new sentence at the end:

“Effective December 31, 2006, no additional benefits shall accrue under the Plan, and the benefits accrued as of December 31, 2006 shall be determined as of such date based on service, compensation, the benefits accrued under the NCR Retirement Plans and the other components of the calculation determined as of such date, including the provisions of the AT&T plans, in effect as of such date.”

IN WITNESS WHEREOF, NCR has caused this amendment to the Plan to be executed this 18th day of December, 2006.

FOR NCR CORPORATION

By:	/s/ Bridie Fanning
Bridie Fanning
Senior Vice President, Human Resources